SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

June 9, 2015

Newmont Mining Corporation

(Exact name of registrant as specified in its charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-31240

(Commission File Number)

84-1611629

(I.R.S. Employer Identification No.)

6363 South Fiddlers Green Circle

Greenwood Village, Colorado 80111

(Address of principal executive offices) (zip code)

(303) 863-7414

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.	Other Events.

On June 15, 2015, Newmont Mining Corporation, a Delaware Corporation (“Newmont”), issued a press release announcing the closing of its sale of 29,000,000 shares of common stock, par value $1.60 per share (the “Shares”). A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In connection with the offering, on June 9, 2015, Newmont entered into an underwriting agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc. and J.P. Morgan Securities LLC, each of which will act as an underwriter (the “Underwriters”), relating to the sale of the Shares. The foregoing description of the Underwriting Agreement and the Shares is qualified in its entirety by reference to the Underwriting Agreement, attached hereto as Exhibit 1.1 and incorporated herein by reference.

The public offering of the Shares was made through a prospectus supplement and related prospectus filed with the Securities and Exchange Commission pursuant to Newmont’s shelf registration statement on Form S-3ASR (File No. 333-183964) (the “Registration Statement”).

Also in connection with the offering, Newmont is filing a legal opinion regarding the validity of the Shares as Exhibit 5.1 to this Form 8-K with reference to, and incorporated by reference into, the Registration Statement.

Important Legal Information

This Form 8-K does not constitute an offer to sell or a solicitation of an offer to buy, nor shall there be any sale of any of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The securities being offered have not been approved or disapproved by any regulatory authority, nor has any such authority passed upon the accuracy or adequacy of the prospectus supplement or the shelf registration statement or prospectus.

An electronic copy of the prospectus supplement and accompanying base prospectus for the offering may be obtained at www.sec.gov.

ITEM 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement relating to the sale of the Shares, dated June 9, 2015 between Newmont and Citigroup Global Markets Inc. and J.P. Morgan Securities LLC, as Underwriters.

5.1	Opinion of White & Case LLP regarding validity of the Shares.

23.1	Consent of White & Case LLP (included as part of Exhibit 5.1).

99.1	Press Release, Dated June 15, 2015

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By:	/s/ Logan H. Hennessey
Name:	Logan H. Hennessey
Title:	Vice President, Associate General Counsel and Corporate Secretary

Dated: June 15, 2015

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement relating to the sale of the Shares, dated June 9, 2015 between Newmont and Citigroup Global Markets Inc. and J.P. Morgan Securities LLC, as Underwriters.

5.1	Opinion of White & Case LLP regarding validity of the Shares.

23.1	Consent of White & Case LLP (included as part of Exhibit 5.1).

99.1	Press Release, Dated June 15, 2015